Subject to Revision
Series Term Sheet Dated September 16, 2005

                          Wachovia Mortgage Loan Trust
                           Asset-Backed Certificates,
                                Series 2005-WMC1

                                  $695,000,000
                                  (Approximate)

                        Wachovia Mortgage Loan Trust, LLC
                                    Depositor

                       Wachovia Bank, National Association
                                     Seller

                           HomEq Servicing Corporation
                                    Servicer

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Mortgage Loan Trust Asset-Backed Certificates, Series 2005-WMC1. The Series Term Sheet has been prepared by Wachovia Capital Markets, LLC ("Wachovia Securities") based on collateral information provided by Wachovia Bank, National Association ("Wachovia Bank") for informational purposes only and is subject to modification or change. Although Wachovia Bank provided Wachovia Securities with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of this Term Sheet. The information and assumptions contained therein are preliminary and subject to change.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This Series Term Sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                           [LOGO] Wachovia Securities

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Wachovia Contacts:

Syndicate                         Phone            E-mail Address
Blake O'Connor                    (704) 715-7008   blake.oconnor@wachovia.com
Jennifer Doyle                    (704) 715-7008   jennifer.doyle@wachovia.com

ABS Trading                       Phone            E-mail Address
Chris Choka                       (704) 715-8300   chris.choka@wachovia.com
Ibrahim Incoglu                   (704) 715-8300   ibrahim.incoglu@wachovia.com

Mortgage Finance                  Phone            E-mail Address
Bob Perret                        (704) 374-4868   robert.perret@wachovia.com
Sharvin Setoodeh                  (704) 715-7632   sharvin.setoodeh@wachovia.com

Structuring & Whole-Loan Trading  Phone            E-mail Address
Serkan Erikci                     (704) 715-1263   serkan.erikci@wachovia.com
Florin Nedelciuc                  (704) 715-8306   florin.nedelciuc@wachovia.com

Rating Agency Contacts:

Moody's Investors Service         Phone            E-mail Address
Amita Shrivastava                 (212) 553-2953   amita.shrivastava@moodys.com

Standard & Poor's                 Phone            E-mail Address
Frank Bruzese                     (212) 438-1809   frank_bruzese@sandp.com

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                                  $695,000,000
                                  (approximate)
                     Wachovia Mortgage Loan Trust 2005-WMC1

------------------------------------------------------------------------------------------------------------------------------------
Class         Principal         WAL (Years)       Payment Window      Expected Ratings    Assumed Final          Certificate
(1)(2)(3)   Balance ($)(4)    Call / Mat (5)    (Mos) Call / Mat(5)    (Moody's / S&P)  Distribution Date            Type
---------   --------------    --------------    -------------------   ----------------  -----------------  -------------------------
   A-1      242,419,000         0.95 / 0.95      1 - 20 / 1 - 20         Aaa / AAA       October 25, 2035  Floating Rate Seq. Senior
   A-2      184,014,000         2.05 / 2.05     20 - 29 / 20 - 29        Aaa / AAA       October 25, 2035  Floating Rate Seq. Senior
   A-3       79,239,000         2.75 / 2.75     29 - 63 / 29 - 63        Aaa / AAA       October 25, 2035  Floating Rate Seq. Senior
   A-4       48,828,000         5.77 / 7.95     63 - 70 / 63 - 177       Aaa / AAA       October 25, 2035  Floating Rate Seq. Senior
   M-1       26,098,000         5.03 / 5.54     53 - 70 / 53 - 147       Aa1 / AA+       October 25, 2035  Floating Rate Mezzanine
   M-2       24,311,000         4.63 / 5.12     47 - 70 / 47 - 141       Aa2 / AA+       October 25, 2035  Floating Rate Mezzanine
   M-3       15,730,000         4.42 / 4.90     45 - 70 / 45 - 133       Aa3 / AA        October 25, 2035  Floating Rate Mezzanine
   M-4       11,440,000         4.33 / 4.79     43 - 70 / 43 - 128        A1 / AA        October 25, 2035  Floating Rate Mezzanine
   M-5       12,155,000         4.26 / 4.70     42 - 70 / 42 - 123        A2 / AA        October 25, 2035  Floating Rate Mezzanine
   M-6       10,368,000         4.21 / 4.63     41 - 70 / 41 - 118        A3 / A+        October 25, 2035  Floating Rate Mezzanine
   M-7       11,440,000         4.17 / 4.55     40 - 70 / 40 - 112       Baa1 / A+       October 25, 2035  Floating Rate Mezzanine
   M-8        8,223,000         4.13 / 4.48     39 - 70 / 39 - 105       Baa2 / A        October 25, 2035  Floating Rate Mezzanine
   M-9        7,865,000         4.11 / 4.41     38 - 70 / 38 - 98       Baa3 / BBB+      October 25, 2035  Floating Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
  M-10        5,720,000               Not Marketed Hereby               Ba1 / BBB+       October 25, 2035  Floating Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
  M-11        7,150,000         4.08 / 4.22     38 - 70 / 38 - 84       Ba2 / BBB-       October 25, 2035  Floating Rate Mezzanine
------------------------------------------------------------------------------------------------------------------------------------
 Total:     695,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the "Senior Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates (the "Mezzanine Certificates") are collectively referred to herein as the "Certificates." The Class M-10 Certificates will not be marketed hereby.
(2) The Certificates are priced to call. The margins on the Senior Certificates will be equal to 2.0x their initial margins on the first distribution date following the distribution date on which the optional termination may be exercised. The margins on the Mezzanine Certificates will be equal to 1.5x their initial margins on the first distribution date following the distribution date on which the optional termination may be exercised.
(3) The pass-through rates on the Certificates are subject to a cap equal to the lesser of (a) one-month LIBOR plus the margin for such Class (subject to increase in the event that the optional termination is not exercised, as described above), (b) the Available Funds Cap Rate and (c) the Maximum Rate. (See "Pass-Through Rate" herein.).
(4) The principal balance of each Class of Certificates is subject to a 10% variance.
(5)   See "Pricing Prepayment Speed" below.

Pricing Prepayment Speed: The Certificates will be priced based on the following collateral prepayment assumptions:

                          ------------------------------------------------------
                          Fixed Rate Mortgage Loans
                          ------------------------------------------------------
                          100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                          ------------------------------------------------------

                          ------------------------------------------------------
                          2/28 Adjustable Rate Mortgage Loans
                          ------------------------------------------------------
                          100% PPC assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 28, in month 29 decreasing 1/12th of 25% CPR for each month to 35% CPR in month 40 and remaining constant at 35% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed 90% CPR per annum in any period for any percentage of PPC.
                          ------------------------------------------------------

                          ------------------------------------------------------
                          3/27 Adjustable Rate Mortgage Loans
                          ------------------------------------------------------
                          100% PPC assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 35, increasing to and remaining constant at 60% CPR from month 36 until month 40, in month 41 decreasing 1/12th of 25% CPR for each month to 35% CPR in month 52 and remaining constant at 35% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed 90% CPR per annum in any period for any percentage of PPC.
                          ------------------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                                  Deal Summary

Issuer:                   Wachovia Mortgage Loan Trust 2005-WMC1.

Depositor:                Wachovia Mortgage Loan Trust, LLC.

Seller:                   Wachovia Bank, National Association.

Originator:               WMC Mortgage Corp.

Servicer:                 HomEq Servicing Corporation (Moody's: SQ1 / S&P:
                          Strong / Fitch: RPS1).

Lead Manager
& Book Runner:            Wachovia Capital Markets, LLC ("Wachovia Securities").

Co-Manager:               Greenwich Capital Markets, Inc. ("RBS Greenwich
                          Capital").

Certificate
Administrator:            Wachovia Bank, National Association.

Trustee:                  U.S. Bank, National Association.

Swap Provider:            Wachovia Bank, National Association.

Certificates:             The Class A-1, Class A-2, Class A-3 and Class A-4
                          Certificates (the "Senior Certificates") and the Class
                          M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                          M-6, Class M-7, Class M-8, Class M-9, Class M-10, and
                          Class M-11 Certificates (the "Mezzanine Certificates") are collectively referred to herein as the "Certificates." The Class M-10, Class X, Class P and
                          Class R Certificates are collectively referred to herein as the "Non-Offered Certificates" and are not offered hereby.

Federal Tax Status:       The Certificates will represent, in part, ownership of
                          REMIC regular interests for tax purposes.

Registration:             The Certificates will be available in book-entry form
                          through DTC, Clearstream, Luxembourg and the Euroclear
                          System.

Statistical Cut-off Date: The close of business on September 1, 2005 (with actual principal balances based on the close of business August 31, 2005).

Cut-off Date:             The close of business on September 1, 2005.

Expected Pricing Date:    On or about September 21, 2005.

Expected Closing Date:    On or about September 29, 2005.

Distribution Date:        The 25th day of each month (or, if not a business day,
                          the next succeeding business day), commencing in October 2005.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Accrued Interest:         The price to be paid by investors for the Certificates
                          will not include accrued interest (i.e., settling flat).

Interest Accrual Period:  For each Distribution Date, the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:        The Certificates are expected to be eligible for
                          purchase by certain employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of
                          1986, as amended, subject to certain considerations.

SMMEA Eligibility:        None of the Certificates will constitute "mortgage
                          related securities" for the purposes of SMMEA.

Denominations:            The Certificates will be issued in minimum
                          denominations of $25,000 and multiples of $1,000 in excess thereof.

Optional Termination:     The holder of the Class X Certificates may exercise
                          the option to purchase all of the Mortgage Loans and retire the Certificates once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                          Loans as of the Cut-off Date.

Mortgage Loans:           As of the Statistical Cut-off Date, the aggregate
                          principal balance of the Mortgage Loans was approximately $707,104,167.82 (the "Statistical
                          Mortgage Loans") as described under "Description of the Mortgage Loans". The Mortgage Loans as of the
                          Cut-off Date (the "Cut-off Date Mortgage Loans") will have characteristics not materially different than the Statistical Mortgage Loans.

                          Approximately 25.54% of the Statistical Mortgage Loans have a 360 month term to stated maturity with a 480 month amortization term, thus, require substantial principal prepayments, i.e. balloon payments, at their stated maturity.

Servicing Fee:            With respect to each Distribution Date, the Servicer
                          will be entitled to a Servicing Fee equal to 1/12 of 0.500% (the "Servicing Fee Rate") of the aggregate principal balance of the mortgage loans as of the close of business on the last day of each collection period, plus any reimbursable amounts.

Certificate
Administrator Fee:        With respect to each Distribution Date, the
                          Certificate Administrator will be entitled to a Certificate Administrator Fee equal to 1/12 of 0.005%
                          (the "Certificate Administrator Fee Rate") of the aggregate principal balance of the mortgage loans as of the close of business on the last day of each collection period.

Adjusted Net
Mortgage Rate:            The "Adjusted Net Mortgage Rate" for each mortgage
                          loan is equal to the mortgage rate of the mortgage loan less the sum of (1) Servicing Fee Rate and (2) the Certificate Administrator Fee Rate.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Interest Remittance
Amount:                   The "Interest Remittance Amount" equals the excess of
                          (1) the sum, without duplication, of (a) all scheduled interest collected during the related collection period, less the related Servicing Fee, (b) interest payments on any principal prepayment received during the related prepayment period other than prepayment interest excess, (c) all advances relating to interest, (d) all Compensating Interest, and (e) liquidation proceeds (to the extent such liquidation proceeds relate to interest) over (2) all non-recoverable advances relating to interest and certain expenses reimbursed during the related collection period.

Current Interest:         The "Current Interest" with respect to each Class of
                          Certificates and each Distribution Date is the interest accrued at the applicable Pass-Through Rate for the applicable Interest Accrual Period on the principal balance of such Class immediately prior to that Distribution Date.

Interest Carry
Forward Amount:           The "Interest Carry Forward Amount" with respect to
                          each Class of Certificates and each Distribution Date is the excess of (1) Current Interest for such Class with respect to prior Distribution Dates, over (2) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates.

Formula Rate:             The "Formula Rate" on the Certificates for any
                          Distribution Date will be equal to the lesser of (1) one-month LIBOR plus the margin for such Class
                          (subject to increase in the event that the Optional
                          Termination is not exercised, as described above) and
                          (2) the Maximum Rate.

Pass-Through Rate:        The "Pass-Through Rate" on the Certificates for any
                          Distribution Date will be equal to the lesser of (1) the Formula Rate and (2) the Available Funds Cap Rate.

Maximum Rate:             The "Maximum Rate" for each Distribution Date will be
                          13.000%.

Available
Funds Cap Rate:           The "Available Funds Cap Rate" for the Certificates on
                          any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to (1) the excess of (a) interest due on the Mortgage Loans, over
                          (b) the sum of (i) the Servicing Fee, (ii) the Certificate Administrator Fee, (iii) the Net Swap
                          Payments owed to the Swap Provider for such Distribution Date, if any, and (iv) any Swap
                          Termination Payment (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the Swap Provider), and the denominator of which is equal to the product of (1) the actual number of days in the related Interest Accrual Period divided by 360 and (2) the aggregate principal balance of the Mortgage Loans.

Available Funds
Cap Shortfall:            If on any Distribution Date the related Pass-Through
                          Rate for any class of Certificates is limited by the related Available Funds Cap Rate, the "Available Funds
                          Cap Shortfall" for such class is equal to the sum of
                          (1) the excess of (a) the amount of interest that would have accrued on such class based on the related
                          Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap
                          Rate and (2) the unpaid portion of any related
                          Available Funds Cap Shortfall from the prior
                          Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any
                          Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Swap Agreement:           On the Closing Date, the trust will include a Swap
                          Agreement with an initial notional amount of $573,202,785.54. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to 4.225% per annum on the scheduled notional balance as set forth in the Swap Agreement to the Swap Provider (the
                          "Fixed Swap Payment") and the trust will be entitled to receive an amount equal to one-month LIBOR per annum on the scheduled notional balance as set forth in the Swap Agreement from the Swap Provider (the
                          "Floating Swap Payment"), on each Distribution Date, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap Payment") (See the attached schedule).

                          Upon early termination of the Swap Agreement, the trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. Notwithstanding the other provisions in these materials, in the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to payments to Certificateholders from interest funds or principal funds (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the Swap Provider, which swap termination payments will be subordinated to all payments to Certificateholders).

Monthly Servicer
Advances:                 The Servicer is generally required to advance
                          scheduled principal and interest (net of the servicing fee) for any delinquent Mortgage Loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Prepayment Period:        With respect to any Distribution Date and any
                          prepayment of principal in full, the period from the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from the Cut-off Date) through the fifteenth day of the month in which the Distribution Date occurs. With respect to any Distribution Date and any prepayment of principal in part, the calendar month preceding such Distribution Date.

Compensating
Interest:                 On any Distribution Date, any interest shortfalls
                          resulting from any principal prepayment in full or curtailment received during the Prepayment Period will be required to be advanced by the Servicer as "Compensating Interest", but only to the extent that such amount does not exceed the aggregate Servicing
                          Fee on the mortgage loans serviced by it for the related collection period.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------


Credit Enhancement:       The trust will include the following credit
                          enhancement mechanisms, each of which is intended to provide credit support for some or all of the Certificates, as the case may be:

                              1) Excess Cashflow;
                              2) Overcollateralization; and
                              3) Subordination.

                          Net Swap Payments owed to the trust, if any, pursuant to the "Supplemental Interest Trust," may serve as an additional form of credit enhancement

--------------------------------------------------------------------------------
                                                                 Target
                        Expected Rating       Initial         Subordination
        Class           (Moody's / S&P)    Subordination       at Stepdown
--------------------------------------------------------------------------------
 A-1, A-2, A-3, A-4        Aaa / AAA           22.45%            44.90%
--------------------------------------------------------------------------------
         M-1               Aa1 / AA+           18.80%            37.60%
--------------------------------------------------------------------------------
         M-2               Aa2 / AA+           15.40%            30.80%
--------------------------------------------------------------------------------
         M-3                Aa3 / AA           13.20%            26.40%
--------------------------------------------------------------------------------
         M-4                A1 / AA            11.60%            23.20%
--------------------------------------------------------------------------------
         M-5                A2 / AA             9.90%            19.80%
--------------------------------------------------------------------------------
         M-6                A3 / A+             8.45%            16.90%
--------------------------------------------------------------------------------
         M-7               Baa1 / A+            6.85%            13.70%
--------------------------------------------------------------------------------
         M-8                Baa2 / A            5.70%            11.40%
--------------------------------------------------------------------------------
         M-9              Baa3 / BBB+           4.60%             9.20%
--------------------------------------------------------------------------------
        M-10               Ba1 / BBB+           3.80%             7.60%
--------------------------------------------------------------------------------
        M-11               Ba2 / BBB-           2.80%             5.60%
--------------------------------------------------------------------------------

                          Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow, if any, and then by Overcollateralization. In the event that the Overcollateralization is not at its target or is reduced to an amount which is lower than the Overcollateralization Target Amount, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches or is restored to the Overcollateralization Target Amount. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target Amount by realized losses again.

                          Any realized losses on the Mortgage Loans not covered by Excess Cashflow or Overcollateralization will be allocated to each class of Mezzanine Certificates, in the following order: to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in each case until the respective principal balance of such class has been reduced to zero.

Excess Cashflow:          "Excess Cashflow" for any Distribution Date will be
                          equal to the available funds remaining after interest and principal payments as described under "Payments of Interest" and "Payments of Principal."

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------


Overcollateralization
Amount: The "Overcollateralization Amount" for any Distribution Date is the amount, if any, by which (1) the aggregate principal balance of the Mortgage Loans (including, without duplication, any reduction of the aggregate principal balance of the Mortgage Loans as a result of Realized Losses during the related collection period) exceeds (2) the aggregate principal balance of the classes of Certificates as of such Distribution Date (after giving effect to payments of principal to be made on such Distribution Date). On the Closing Date, the Overcollateralization Amount shall equal approximately 2.80% of the aggregate principal balance of the Cut-off Date Mortgage Loans and will be fully funded.

Overcollateralization
Floor: The "Overcollateralization Floor" for any Distribution Date shall equal 0.50% of the aggregate principal balance of the Cut-off Date Mortgage Loans.

Overcollateralization
Target Amount:            On each Distribution Date, the "Overcollateralization
                          Target Amount" is:

                          Prior to the Stepdown Date: 2.80% of the aggregate principal balance of the Cut-off Date Mortgage Loans.

                          On and after the Stepdown Date: The greater of:

                                (1)   the lesser of:

                                      a.    2.80% of the aggregate principal
                                            balance of the Cut-off Mortgage
                                            Loans; and

                                      b.    an amount equal to 5.60% of the
                                            aggregate principal balance of the
                                            Mortgage Loans for the current
                                            Distribution Date; and

                                (2)   an amount equal to the
                                      Overcollateralization Floor.

                                Provided, however, that if on any Distribution Date a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Overcollateralization Target Amount on the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement
Percentage:               The "Senior Enhancement Percentage" with respect to
                          any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to (1) the excess of (a) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date, over (b) the aggregate principal balance of the most senior class or classes of Certificates as of the day immediately preceding the related Distribution Date, and the denominator of which is equal to (2) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date.

Trigger Event:            A "Trigger Event" will be in effect on a Distribution
                          Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:      With respect to the Certificates, a "Delinquency
                          Trigger" will occur if the three month rolling average
                          60+ day delinquency percentage for the outstanding
                          Mortgage Loans (including Mortgage Loans in bankruptcy or foreclosure and all REO properties) equals or exceeds 35.50% of the Senior Enhancement Percentage.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Cumulative Loss Trigger:  With respect to the Certificates, a "Cumulative Loss
                          Trigger" will occur if the aggregate amount of Realized Losses on the Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Cut-off Date Mortgage Loans, as set forth below:

                          Period (month)   Percentage
                          --------------   ----------
                          25 - 36          1.40% with respect to October
                                           2007, plus an additional 1/12th of
                                           1.70% for each month thereafter

                          37 - 48 3.10% with respect to October 2008, plus an additional 1/12th of 1.75% for each month thereafter

                          49 - 60 4.85% with respect to October 2009, plus an additional 1/12th of 1.40% for each month thereafter

                          61 - 72 6.25% with respect to October 2010, plus an additional 1/12th of 0.70% for each month thereafter

                          73+              6.95%

Stepdown Date:            The earlier to occur of:

                                (1)   the Distribution Date on which the
                                      aggregate principal balance of the Senior
                                      Certificates is reduced to zero; and

                                (2)   the later to occur of:

                                      a.    the Distribution Date occurring in
                                            October 2008.

                                      b.    the first Distribution Date on which
                                            the aggregate principal balance of
                                            the Senior Certificates is less than
                                            or equal to 55.10% of the aggregate
                                            principal balance of the Mortgage
                                            Loans for such Distribution Date.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Payments of Interest:     On each Distribution Date, the Interest Remittance
                          Amount for such Distribution Date is required to be distributed in the following order of priority, until such funds have been fully distributed:

                          (1) to pay any Certificate Administrator Fees not already paid;

                          (2) to the Supplemental Interest Trust, Net Swap Payments owed to the Swap Provider;

                          (3) to the Supplemental Interest Trust, the Swap Termination Payment, if any (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the Swap Provider);

                          (4) concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on their respective entitlements, the Current Interest and any Interest Carry Forward Amount for each such Class;

                          (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, the Current Interest for each such Class; and

                          (6) any remainder as part of the Excess Cashflow to be allocated as described below under Payments of Excess Cashflow.

Payments of Principal:    On each Distribution Date prior to the Stepdown Date
                          or on which a Trigger Event is in effect, available principal funds will be paid as follows until such funds have been fully distributed:

                          (1) sequentially, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in that order, in each case until the principal balance thereof has been reduced to zero.

                          Provided, however, that if the aggregate principal balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates is greater than the principal balance of the Mortgage Loans, then payments on the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be made concurrently on a pro rata basis, based on their outstanding principal balances, until the principal balances thereof have been reduced to zero;

                          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, until the principal balance of each such class is reduced to zero; and

                          (3) any remainder as part of the Excess Cashflow to be allocated as described below under Payments of Excess Cashflow.

                          On each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, available principal funds will be paid as follows until such funds have been fully distributed:

                          (1) sequentially, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in that order, up to an amount necessary to cause the Senior Certificates in the aggregate to have 44.90% subordination.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                          Provided, however, that if the aggregate principal balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates is greater than the principal balance of the Mortgage Loans, then payments on the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be made concurrently on a pro rata basis, based on their outstanding principal balances, until the principal balances thereof have been reduced to zero;

                          (2) to the Class M-1 Certificates, up to an amount necessary to cause the Class M-1 Certificates to have 37.60% subordination;

                          (3) to the Class M-2 Certificates, up to an amount necessary to cause the Class M-2 Certificates to have 30.80% subordination;

                          (4) to the Class M-3 Certificates, up to an amount necessary to cause the Class M-3 Certificates to have 26.40% subordination;

                          (5) to the Class M-4 Certificates, up to an amount necessary to cause the Class M-4 Certificates to have 23.20% subordination;

                          (6) to the Class M-5 Certificates, up to an amount necessary to cause the Class M-5 Certificates to have 19.80% subordination;

                          (7) to the Class M-6 Certificates, up to an amount necessary to cause the Class M-6 Certificates to have 16.90% subordination;

                          (8) to the Class M-7 Certificates, up to an amount necessary to cause the Class M-7 Certificates to have 13.70% subordination,

                          (9) to the Class M-8 Certificates, up to an amount necessary to cause the Class M-8 Certificates to have 11.40% subordination;

                          (10) to the Class M-9 Certificates, up to an amount necessary to cause the Class M-9 Certificates to have 9.20% subordination;

                          (11) to the Class M-10 Certificates, up to an amount necessary to cause the Class M-10 Certificates to have 7.60% subordination;

                          (12) to the Class M-11 Certificates, up to an amount necessary to cause the Class M-11 Certificates to have 5.60% subordination; and

                          (13) any remainder as part of the Excess Cashflow to be allocated as described below under Payments of Excess Cashflow.

                          Provided, however, that the subordination for each class or classes will be subject to the Overcollateralization Floor.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Payments of Excess
Cashflow:                 With respect to any Distribution Date, any Excess
                          Cashflow will be paid to the classes of Certificates as follows:

                          (1) to the Certificates then entitled to receive payments in respect of principal, in an amount necessary to maintain the Overcollateralization Target Amount, payable to such certificates as part of the available principal funds as described under "Payments of Principal" above;

                          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, in an amount equal to any Interest Carry Forward Amount for each such Class;

                          (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, in an amount equal to the unpaid realized loss amounts for each such Class;

                          (4) concurrently, to the Certificates, on a pro rata basis, to the extent needed to pay any Available Funds Cap Shortfall for each such class, based on the amount of such unpaid Available Funds Cap Shortfall, until reduced to zero; and

                          (5) to the Supplemental Interest Trust, any remaining amounts.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Supplemental Interest
Trust: Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

                          (1) any Net Swap Payments owed to the Swap Provider and received from the trust pursuant to (2) of "Payments of Interest";

                          (2) any Net Swap Payments owed to the Swap Provider and received from the trust pursuant to (3) of "Payments of Interest";

                          (4) any Net Swap Payments received from the Swap Provider for such Distribution Date; and

                          (5) Excess Cashflow deposited therein pursuant to (5) of "Payments of Excess Cashflow."

                          Funds in the Supplemental Interest Trust will be distributed as follows:

                          (1) to the Swap Provider, the Net Swap Payments owed for such Distribution Date, if any;

                          (2) to the Swap Provider, the Swap Termination Payment, if any (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the Swap Provider);

                          (3) concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, on a pro rata basis, based on their respective entitlements, the Current Interest and any Interest Carry Forward Amount for each such Class to the extent not already paid pursuant to (4) of "Payments of Interest";

                          (4) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, the Current Interest for each such Class to the extent not already paid pursuant to (5) of "Payments of Interest";

                          (5) to the Certificates then entitled to receive payments in respect of principal, in an amount necessary to maintain the Overcollateralization Target Amount, payable to such certificates as part of the available principal funds as described under "Payments of Principal" above;

                          (6) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, in an amount equal to any Interest Carry Forward Amount for each such Class to the extent not already paid pursuant to (2) of "Payments of Excess Cashflow";

                          (7) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates, in that order, in an amount equal to the unpaid realized loss amounts for each such Class, to the extent not already paid pursuant to (3) of "Payments of Excess Cashflow";

                          (8) concurrently, to the Certificates, on a pro rata basis, to the extent needed to pay any Available Funds Cap Shortfall for each such class, based on the amount of such unpaid Available Funds Cap Shortfall, until reduced to zero, to the extent not already paid pursuant to (4) of "Payments of Excess Cashflow";

                          (9) to the Swap Provider, the Swap Termination Payment, if any to the extent not already paid pursuant to (2) above; and

                          (10) to the Class X Certificates, any remaining amounts.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                                  SWAP SCHEDULE

Distribution   Distribution     Notional     Distribution  Distribution    Notional       Distribution   Distribution   Notional
   Period          Date       Schedule ($)      Period         Date      Schedule ($)        Period          Date      Schedule ($)
   ------          ----       ------------      ------         ----      ------------        ------          ----      ------------
      1         10/25/2005   573,202,785.54      46          7/25/2009   16,774,723.87          91         4/25/2013    1,523,973.94
      2         11/25/2005   571,082,937.06      47          8/25/2009   15,925,754.62          92         5/25/2013    1,451,107.81
      3         12/25/2005   567,131,841.99      48          9/25/2009   15,126,339.83          93         6/25/2013    1,381,351.61
      4          1/25/2006   561,357,757.41      49         10/25/2009   14,373,871.58          94         7/25/2013    1,314,535.69
      5          2/25/2006   553,791,997.62      50         11/25/2009   13,662,248.76          95         8/25/2013    1,250,538.58
      6          3/25/2006   544,478,216.46      51         12/25/2009   12,989,240.52          96         9/25/2013    1,189,248.84
      8          5/25/2006   520,856,116.93      53          2/25/2010   12,352,789.43          97        10/25/2013    1,130,556.07
      8          5/25/2006   520,856,116.93      53          2/25/2010   11,750,939.62          98        11/25/2013    1,074,330.62
      9          6/25/2006   506,707,737.34      54          3/25/2010   11,181,611.62          99        12/25/2013    1,020,475.28
     10          7/25/2006   491,135,574.79      55          4/25/2010   10,642,921.47         100         1/25/2014      968,891.76
     11          8/25/2006   474,079,001.73      56          5/25/2010   10,133,287.05         101         2/25/2014      919,498.56
     12          9/25/2006   455,817,171.16      57          6/25/2010    9,651,157.67         102         3/25/2014      872,125.78
     13         10/25/2006   436,481,685.67      58          7/25/2010    9,194,838.26         103         4/25/2014      826,707.83
     14         11/25/2006   416,359,334.05      59          8/25/2010    8,763,000.87         104         5/25/2014      783,087.17
     15         12/25/2006   396,344,637.79      60          9/25/2010    6,586,504.38         105         6/25/2014      741,103.21
     16          1/25/2007   377,164,586.58      61         10/25/2010    6,279,519.68         106         7/25/2014      700,664.04
     17          2/25/2007   358,840,555.07      62         11/25/2010    5,988,049.58         107         8/25/2014      661,732.57
     18          3/25/2007   341,327,316.61      63         12/25/2010    5,710,941.63         108         9/25/2014      624,224.25
     19          4/25/2007   324,588,774.05      64          1/25/2011    5,447,496.61         109        10/25/2014      588,097.78
     20          5/25/2007   308,582,969.44      65          2/25/2011    5,196,949.29         110        11/25/2014      553,283.66
     21          6/25/2007   293,278,277.34      66          3/25/2011    4,958,675.59         111        12/25/2014      519,751.70
     22          7/25/2007   278,646,223.93      67          4/25/2011    4,731,726.29         112         1/25/2015      487,430.01
     23          8/25/2007   264,653,810.91      68          5/25/2011    4,515,398.74         113         2/25/2015      456,282.76
     24          9/25/2007    65,005,647.92      69          6/25/2011    4,309,257.31         114         3/25/2015      426,244.52
     25         10/25/2007    61,664,593.79      70          7/25/2011    4,112,734.07         115         4/25/2015      397,282.50
     26         11/25/2007    57,898,906.95      71          8/25/2011    3,925,280.19         116         5/25/2015      369,363.87
     27         12/25/2007    53,754,734.75      72          9/25/2011    3,746,338.80         117         6/25/2015      342,430.51
     28          1/25/2008    49,549,736.59      73         10/25/2011    3,575,491.70         118         7/25/2015      316,452.46
     29          2/25/2008    45,916,156.99      74         11/25/2011    3,412,403.64         119         8/25/2015      291,386.11
     30          3/25/2008    42,762,372.89      75         12/25/2011    3,256,689.27         120         9/25/2015      267,209.03
     31          4/25/2008    40,016,875.11      76          1/25/2012    3,108,030.13         121        10/25/2015      243,765.40
     32          5/25/2008    37,621,016.59      77          2/25/2012    2,966,075.26         122        11/25/2015      221,039.46
     33          6/25/2008    35,526,942.72      78          3/25/2012    2,830,450.16         123        12/25/2015      199,009.97
     34          7/25/2008    33,547,522.06      79          4/25/2012    2,700,858.86         124         1/25/2016      177,656.29
     35          8/25/2008    31,676,421.70      80          5/25/2012    2,576,994.34         125         2/25/2016      156,958.42
     36          9/25/2008    28,297,812.29      81          6/25/2012    2,458,589.72         126         3/25/2016      136,896.96
     37         10/25/2008    26,845,272.79      82          7/25/2012    2,345,406.64         127         4/25/2016      117,454.61
     38         11/25/2008    25,465,440.10      83          8/25/2012    2,237,191.74         128         5/25/2016       98,611.50
     39         12/25/2008    24,155,682.62      84          9/25/2012    2,133,681.06         129         6/25/2016       80,349.88
     40          1/25/2009    22,911,020.66      85         10/25/2012    2,034,644.14         130         7/25/2016       62,652.52
     41          2/25/2009    21,738,751.41      86         11/25/2012    1,939,926.86         131         8/25/2016       45,502.71
     42          3/25/2009    20,634,819.75      87         12/25/2012    1,849,291.73         132         9/25/2016       28,884.27
     43          4/25/2009    19,595,376.63      88          1/25/2013    1,762,544.82         133        10/25/2016       12,782.90
     44          5/25/2009    18,615,721.40      89          2/25/2013    1,679,529.23         134        11/25/2016            0.00
     45          6/25/2009    17,676,650.06      90          3/25/2013    1,600,060.59

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                        FORWARD CURVES AND EXCESS SPREAD

                             1 Month     6 Month       Excess                                    1 Month     6 Month       Excess
Distribution  Distribution   Forward     Forward     Spread (%)      Distribution  Distribution  Forward     Forward      Spread (%)
   Period        Date       LIBOR (%)   LIBOR (%)      (1)(2)           Period         Date      LIBOR (%)   LIBOR (%)     (1)(2)
   ------        ----       ---------   ---------      ------           ------         ----      ---------   ---------     ------
      1       10/25/2005     3.78938     4.01000        2.732             36         9/25/2008    4.36861     4.45618       4.537
      2       11/25/2005     3.87705     4.07352        2.124             37        10/25/2008    4.38178     4.46252       4.811
      3       12/25/2005     3.96722     4.12444        2.210             38        11/25/2008    4.38605     4.47192       4.336
      4        1/25/2006     4.06625     4.16357        2.092             39        12/25/2008    4.39003     4.48066       4.663
      5        2/25/2006     4.03482     4.18678        2.098             40         1/25/2009    4.45648     4.49079       4.351
      6        3/25/2006     4.05912     4.21946        2.424             41         2/25/2009    4.40471     4.49176       4.417
      7        4/25/2006     4.14021     4.24485        2.079             42         3/25/2009    4.41065     4.50256       5.411
      8        5/25/2006     4.16613     4.26193        2.177             43         4/25/2009    4.43116     4.51437       4.462
      9        6/25/2006     4.19266     4.27715        2.067             44         5/25/2009    4.43864     4.52278       4.748
     10        7/25/2006     4.21450     4.28769        2.166             45         6/25/2009    4.44680     4.53200       4.450
     11        8/25/2006     4.22332     4.30634        2.058             46         7/25/2009    4.46061     4.54254       4.727
     12        9/25/2006     4.23101     4.31504        2.057             47         8/25/2009    4.46579     4.55309       4.429
     13       10/25/2006     4.25005     4.32132        2.159             48         9/25/2009    4.47227     4.56358       4.463
     14       11/25/2006     4.25682     4.32785        2.047             49        10/25/2009    4.48444     4.57482       4.741
     15       12/25/2006     4.26162     4.33416        2.155             50        11/25/2009    4.49250     4.58294       4.436
     16        1/25/2007     4.32408     4.33955        2.024             51        12/25/2009    4.50393     4.59065       4.714
     17        2/25/2007     4.26978     4.33511        2.035             52         1/25/2010    4.52426     4.59855       4.398
     18        3/25/2007     4.27296     4.34130        2.416             53         2/25/2010    4.52942     4.60287       4.388
     19        4/25/2007     4.28488     4.34707        2.025             54         3/25/2010    4.53358     4.60925       5.352
     20        5/25/2007     4.28928     4.35116        2.142             55         4/25/2010    4.53565     4.61741       4.397
     21        6/25/2007     4.29292     4.35585        2.016             56         5/25/2010    4.53717     4.62636       4.684
     22        7/25/2007     4.29802     4.35897        2.138             57         6/25/2010    4.54086     4.63683       4.380
     23        8/25/2007     4.30109     4.37363        2.048             58         7/25/2010    4.55260     4.64855       4.659
     24        9/25/2007     4.30326     4.37670        4.007             59         8/25/2010    4.56094     4.65730       4.355
     25       10/25/2007     4.30866     4.37998        4.244             60         9/25/2010    4.57206     4.66766       4.460
     26       11/25/2007     4.31099     4.38629        3.960             61        10/25/2010    4.59076     4.67349       4.738
     27       12/25/2007     4.31269     4.39115        4.198             62        11/25/2010    4.59548     4.67800       4.426
     28        1/25/2008     4.37313     4.39758        3.867             63        12/25/2010    4.60013     4.68265       4.716
     29        2/25/2008     4.32210     4.39550        3.897             64         1/25/2011    4.60478     4.69166       4.401
     30        3/25/2008     4.32506     4.40226        5.021             65         2/25/2011    4.61001     4.69847       4.390
     31        4/25/2008     4.33939     4.41010        4.408             66         3/25/2011    4.61326     4.70886       5.384
     32        5/25/2008     4.34387     4.41801        4.664             67         4/25/2011    4.61842     4.71770       4.401
     33        6/25/2008     4.34890     4.42495        4.365             68         5/25/2011    4.62259     4.72499       4.691
     34        7/25/2008     4.35904     4.43173        4.620             69         6/25/2011    4.64541     4.73470       4.361
     35        8/25/2008     4.36376     4.44959        4.341             70         7/25/2011    4.64997     4.73937       4.650

(1)   Run at 100% PPC to Optional Termination.
(2)   Includes Swap Payments received by the trust.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                       EFFECTIVE AVAILABLE FUNDS CAP RATE

                              Effective AFC      Effective AFC                                  Effective AFC      Effective AFC
                                  Rate               Rate                                            Rate              Rate
                              Using Forward        Using 20%                                    Using Forward        Using 20%
Distribution   Distribution    Curve (%)         Scenario (%)     Distribution    Distribution     Curve (%)        Scenario (%)
   Period         Date          (1)(2)(3)        (1)(2)(3)(4)       Period           Date         (1)(2)(3)        (1)(2)(3)(4)
   ------         ----          ---------        ------------       ------           ----         ---------        ------------
      1        10/25/2005         6.929             20.298            36           9/25/2008        10.102            12.955
      2        11/25/2005         6.388             19.697            37          10/25/2008        10.461            13.315
      3        12/25/2005         6.570             19.803            38          11/25/2008         9.759            12.453
      4         1/25/2006         6.547             19.684            39          12/25/2008        10.027            12.696
      5         2/25/2006         6.526             19.661            40           1/25/2009         9.731            12.333
      6         3/25/2006         6.895             19.972            41           2/25/2009         9.728            12.310
      7         4/25/2006         6.620             19.581            42           3/25/2009        10.777            14.039
      8         5/25/2006         6.754             19.632            43           4/25/2009         9.786            12.878
      9         6/25/2006         6.672             19.455            44           5/25/2009        10.091            13.184
     10         7/25/2006         6.805             19.488            45           6/25/2009         9.779            12.792
     11         8/25/2006         6.709             19.281            46           7/25/2009        10.084            13.095
     12         9/25/2006         6.725             19.170            47           8/25/2009         9.772            12.711
     13        10/25/2006         6.862             19.122            48           9/25/2009         9.813            13.001
     14        11/25/2006         6.760             18.802            49          10/25/2009        10.118            13.315
     15        12/25/2006         6.890             18.695            50          11/25/2009         9.802            12.909
     16         1/25/2007         6.824             18.350            51          12/25/2009        10.107            13.223
     17         2/25/2007         6.792             18.129            52           1/25/2010         9.790            12.818
     18         3/25/2007         7.209             18.316            53           2/25/2010         9.784            12.777
     19         4/25/2007         6.820             17.693            54           3/25/2010        10.808            13.917
     20         5/25/2007         6.962             17.609            55           4/25/2010         9.798            12.717
     21         6/25/2007         6.842             17.265            56           5/25/2010        10.102            13.034
     22         7/25/2007         6.989             17.189            57           6/25/2010         9.783            12.634
     23         8/25/2007         6.906             16.894            58           7/25/2010        10.089            12.952
     24         9/25/2007         8.999             11.620            59           8/25/2010         9.774            12.560
     25        10/25/2007         9.289             11.943            60           9/25/2010         9.895            12.342
     26        11/25/2007         9.028             11.686            61          10/25/2010        10.207            12.673
     27        12/25/2007         9.321             11.952            62          11/25/2010         9.880            12.275
     28         1/25/2008         9.070             11.646            63          12/25/2010        10.191            12.605
     29         2/25/2008         9.092             11.638            64           1/25/2011         9.864            12.208
     30         3/25/2008        10.343             12.929            65           2/25/2011         9.857            12.177
     31         4/25/2008         9.737             12.286            66           3/25/2011        10.913            13.338
     32         5/25/2008        10.057             12.582            67           4/25/2011         9.877            12.137
     33         6/25/2008         9.776             12.277            68           5/25/2011        10.188            12.468
     34         7/25/2008        10.102             12.577            69           6/25/2011         9.861            12.074
     35         8/25/2008         9.840             12.290            70           7/25/2011        10.172            12.404

(1)   Run at 100% PPC to Optional Termination.
(2)   Includes Swap Payments received by the trust.
(3) The Pass-through Rates on the Certificates for any Distribution Date will be equal to the least of (a) one-month LIBOR plus the margin for such Class (subject to increase in the event that the Optional Termination is not exercised), (b) the Available Funds Cap Rate, and (c) 13.000% (the "Maximum Rate").
(4) Derived assuming indices constant at 20.00% for one-month LIBOR and six-month LIBOR.

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                                BREAK-EVEN LOSSES

--------------------------------------------------------------------------------
            Class                  M-1             M-2             M-3
    Rating (Moody's / S&P)      Aa1 / AA+       Aa2 / AA+        Aa3 / AA
--------------------------------------------------------------------------------

      Break-Even CDR (%)         31.731          25.398           21.761
     Collateral Loss (%)          22.13           19.15           17.21

--------------------------------------------------------------------------------
            Class                  M-4             M-5             M-6
    Rating (Moody's / S&P)       A1 / AA         A2 / AA         A3 / A+
--------------------------------------------------------------------------------

      Break-Even CDR (%)         19.300          16.848           14.860
     Collateral Loss (%)          15.79           14.28           12.97

--------------------------------------------------------------------------------
            Class                  M-7             M-8             M-9
    Rating (Moody's / S&P)      Baa1 / A+       Baa2 / A       Baa3 / BBB+
--------------------------------------------------------------------------------

      Break-Even CDR (%)         12.729          11.256           9.856
     Collateral Loss (%)          11.48           10.39            9.31

--------------------------------------------------------------------------------
            Class                 M-10            M-11
    Rating (Moody's / S&P)     Ba1 / BBB+      Ba2 / BBB-
--------------------------------------------------------------------------------

      Break-Even CDR (%)          8.839           7.920
     Collateral Loss (%)          8.49            7.73

--------------------------------------------------------------------------------

           Assumptions:
           ------------
           1)    Cash Flows run at 100% PPC to Maturity
           2)    Forward LIBOR
           3)    Triggers are failing after the Stepdown Date
           4)    40% Loss Severity
           5)    12 month Liquidation Lag
           6)    Defaults are in addition to Prepayments
           7) Servicer advances 100% of principal and interest until liquidation
           8) "Break-Even CDR" is the approximate Constant Default Rate that creates the first dollar of principal loss on the related Class

--------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                          PREPAYMENT SENSITIVITY TABLES

                                   ------------------------------------------- -----------------------------------------------
                                               TO OPTIONAL TERMINATION                             TO MATURITY
------------------------------------------------------------------------------ -----------------------------------------------
   Prepayment Speed (% of PPC)        50%       75%     100%    125%     150%      50%       75%      100%     125%    150%
------------------------------------------------------------------------------ -----------------------------------------------

            Class A-1

  Weighted Average Life (years)      1.49      1.16     0.95    0.82     0.73      1.49     1.16      0.95     0.82    0.73
 Modified Duration @ Par (years)     1.41      1.11     0.91    0.79     0.70      1.41     1.11      0.91     0.79    0.70
     First Principal Payment         10/05     10/05    10/05   10/05   10/05     10/05     10/05    10/05    10/05    10/05
      Last Principal Payment         03/08     09/07    05/07   01/07   11/06     03/08     09/07    05/07    01/07    11/06
Principal Payment Window (months)     30        24       20      16       14        30       24        20       16      14

------------------------------------------------------------------------------ -----------------------------------------------

            Class A-2

  Weighted Average Life (years)      3.74      2.52     2.05    1.78     1.57      3.74     2.52      2.05     1.78    1.57
 Modified Duration @ Par (years)     3.39      2.35     1.93    1.69     1.49      3.39     2.35      1.93     1.69    1.49
     First Principal Payment         03/08     09/07    05/07   01/07   11/06     03/08     09/07    05/07    01/07    11/06
      Last Principal Payment         11/11     08/09    02/08   10/07   08/07     11/11     08/09    02/08    10/07    08/07
Principal Payment Window (months)     45        24       10      10       10        45       24        10       10      10

------------------------------------------------------------------------------ -----------------------------------------------

            Class A-3

  Weighted Average Life (years)      8.38      5.39     2.75    2.26     2.01      8.38     5.39      2.75     2.26    2.01
 Modified Duration @ Par (years)     6.93      4.73     2.55    2.11     1.89      6.93     4.73      2.55     2.11    1.89
     First Principal Payment         11/11     08/09    02/08   10/07   08/07     11/11     08/09    02/08    10/07    08/07
      Last Principal Payment         02/17     02/13    12/10   02/08   10/07     02/17     02/13    12/10    02/08    10/07
Principal Payment Window (months)     64        43       35       5       3         64       43        35       5        3

------------------------------------------------------------------------------ -----------------------------------------------

            Class A-4

  Weighted Average Life (years)      12.46     8.16     5.77    2.60     2.20     15.61     10.79     7.95     2.60    2.20
 Modified Duration @ Par (years)     9.50      6.77     5.02    2.41     2.06     11.10     8.40      6.54     2.41    2.06
     First Principal Payment         02/17     02/13    12/10   02/08   10/07     02/17     02/13    12/10    02/08    10/07
      Last Principal Payment         04/18     12/13    07/11   07/08   01/08     10/30     06/23    06/20    07/08    01/08
Principal Payment Window (months)     15        11        8       6       4        165       125      115       6        4

------------------------------------------------------------------------------ -----------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                    PREPAYMENT SENSITIVITY TABLES (continued)

                                   --------------------------------------------- ---------------------------------------------
                                            TO OPTIONAL TERMINATION                                 TO MATURITY
-------------------------------------------------------------------------------- ---------------------------------------------
   Prepayment Speed (% of PPC)        50%      75%      100%    125%     150%      50%      75%      100%     125%     150%
-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-1

  Weighted Average Life (years)      8.17      5.43     5.03    3.92     2.67     8.91     6.05      5.54     6.74     4.37
 Modified Duration @ Par (years)     6.62      4.69     4.43    3.53     2.47     7.00     5.08      4.79     5.62     3.80
     First Principal Payment         07/09    02/09    02/10    07/08   01/08     07/09    02/09    02/10    07/08    01/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     08/27    08/20    12/17    03/17    12/14
Principal Payment Window (months)     106       59       18      19       11       218      139       95      105       84

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-2

  Weighted Average Life (years)      8.17      5.39     4.63    4.32     3.16     8.89     6.02      5.12     5.51     4.69
 Modified Duration @ Par (years)     6.61      4.66     4.10    3.87     2.89     6.98     5.05      4.45     4.80     4.15
     First Principal Payment         07/09    01/09    08/09    01/10   11/08     07/09    01/09    08/09    04/10    06/09
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     11/26    08/20    06/17    09/14    10/12
Principal Payment Window (months)     106       60       24       1       1        209      140       95       54       41

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-3

  Weighted Average Life (years)      8.17      5.38     4.42    4.27     3.16     8.86     6.00      4.90     4.69     3.72
 Modified Duration @ Par (years)     6.61      4.64     3.94    3.82     2.89     6.96     5.03      4.27     4.15     3.36
     First Principal Payment         07/09    12/08    06/09    10/09   11/08     07/09    12/08    06/09    10/09    12/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     12/25    08/20    10/16    03/14    05/12
Principal Payment Window (months)     106       61       26       4       1        198      141       89       54       42

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-4

  Weighted Average Life (years)      8.17      5.37     4.33    4.01     3.12     8.84     5.97      4.79     4.37     3.42
 Modified Duration @ Par (years)     6.57      4.61     3.84    3.60     2.85     6.91     4.99      4.17     3.88     3.10
     First Principal Payment         07/09    12/08    04/09    07/09   09/08     07/09    12/08    04/09    07/09    09/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     04/25    04/20    05/16    11/13    01/12
Principal Payment Window (months)     106       61       28       7       3        190      137       86       53       41

-------------------------------------------------------------------------------- ---------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                    PREPAYMENT SENSITIVITY TABLES (continued)

                                    -------------------------------------------- ---------------------------------------------
                                               TO OPTIONAL TERMINATION                                 TO MATURITY
-------------------------------------------------------------------------------- ---------------------------------------------
   Prepayment Speed (% of PPC)        50%      75%      100%    125%     150%      50%      75%      100%     125%     150%
-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-5

  Weighted Average Life (years)      8.17      5.36     4.26    3.82     2.98     8.81     5.93      4.70     4.17     3.27
 Modified Duration @ Par (years)     6.56      4.60     3.78    3.44     2.74     6.88     4.96      4.10     3.70     2.97
     First Principal Payment         07/09    11/08    03/09    04/09   07/08     07/09    11/08    03/09    04/09    07/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     08/24    10/19    12/15    07/13    10/11
Principal Payment Window (months)     106       62       29      10       5        182      132       82       52       40

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-6

  Weighted Average Life (years)      8.17      5.35     4.21    3.68     2.87     8.77     5.90      4.63     4.01     3.14
 Modified Duration @ Par (years)     6.54      4.59     3.74    3.32     2.64     6.85     4.93      4.03     3.57     2.86
     First Principal Payment         07/09    11/08    02/09    02/09   06/08     07/09    11/08    02/09    02/09    06/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     12/23    02/19    07/15    02/13    06/11
Principal Payment Window (months)     106       62       30      12       6        174      124       78       49       37

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-7

  Weighted Average Life (years)      8.17      5.35     4.17    3.58     2.80     8.72     5.86      4.55     3.88     3.04
 Modified Duration @ Par (years)     6.40      4.52     3.66    3.20     2.55     6.67     4.82      3.92     3.42     2.75
     First Principal Payment         07/09    11/08    01/09    12/08   05/08     07/09    11/08    01/09    12/08    05/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     03/23    07/18    01/15    10/12    02/11
Principal Payment Window (months)     106       62       31      14       7        165      117       73       47       34

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-8

  Weighted Average Life (years)      8.17      5.34     4.13    3.50     2.73     8.65     5.79      4.48     3.77     2.95
 Modified Duration @ Par (years)     6.34      4.48     3.61    3.12     2.49     6.58     4.75      3.84     3.32     2.66
     First Principal Payment         07/09    10/08    12/08    11/08   04/08     07/09    10/08    12/08    11/08    04/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     02/22    10/17    06/14    04/12    09/10
Principal Payment Window (months)     106       63       32      15       8        152      109       67       42       30

-------------------------------------------------------------------------------- ---------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                    PREPAYMENT SENSITIVITY TABLES (continued)

                                   --------------------------------------------- ---------------------------------------------
                                               TO OPTIONAL TERMINATION                                 TO MATURITY
-------------------------------------------------------------------------------- ---------------------------------------------
   Prepayment Speed (% of PPC)        50%      75%      100%    125%     150%      50%      75%      100%     125%     150%
-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-9

  Weighted Average Life (years)      8.17      5.34     4.11    3.45     2.70     8.57     5.72      4.41     3.68     2.89
 Modified Duration @ Par (years)     6.23      4.42     3.56    3.05     2.44     6.41     4.64      3.76     3.22     2.59
     First Principal Payment         07/09    10/08    11/08    10/08   03/08     07/09    10/08    11/08    10/08    03/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     04/21    01/17    11/13    11/11    05/10
Principal Payment Window (months)     106       63       33      16       9        142      100       61       38       27

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-10

  Weighted Average Life (years)      8.17      5.34     4.08    3.42     2.67     8.55     5.64      4.31     3.59     2.81
Modified Duration @ Disc. (years)    5.68      4.10     3.32    2.87     2.30     5.80     4.23      3.45     2.98     2.40
     First Principal Payment         07/09    10/08    11/08    10/08   03/08     07/09    10/08    11/08    10/08    03/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     08/20    03/16    04/13    05/11    12/09
Principal Payment Window (months)     106       63       33      16       9        134      90        54       32       22

-------------------------------------------------------------------------------- ---------------------------------------------

            Class M-11

  Weighted Average Life (years)      8.17      5.34     4.08    3.37     2.66     8.43     5.51      4.22     3.48     2.75
Modified Duration @ Disc. (years)    5.56      4.02     3.27    2.80     2.26     5.64     4.09      3.34     2.86     2.32
     First Principal Payment         07/09    10/08    11/08    09/08   02/08     07/09    10/08    11/08    09/08    02/08
      Last Principal Payment         04/18    12/13    07/11    01/10   11/08     07/20    07/15    09/12    12/10    08/09
Principal Payment Window (months)     106       63       33      17       10       133      82        47       28       19

-------------------------------------------------------------------------------- ---------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

                        DESCRIPTION OF THE MORTGAGE LOANS

               Mortgage Loans as of the Statistical Cut-off Date

# of Mortgage Loans                                                         3,656
Aggregate Outstanding Principal Balance                           $707,104,167.82
Aggregate Original Principal Balance                              $707,333,496.00

                                                                          Average                     Minimum                Maximum
                                                                          -------                     -------                -------
Outstanding Principal Balance                                         $193,409.24                  $14,000.00          $1,301,607.00
Original Principal Balance                                            $193,471.96                  $14,000.00          $1,303,000.00

                                                                 Weighted Average                     Minimum                Maximum
                                                                 ----------------                     -------                -------
Combined LTV Ratio                                                         82.07%                      11.00%                100.00%
Mortgage Rate                                                              7.096%                      4.990%                12.875%
Mortgage Rate of Fixed Rate Loans                                          8.735%                      5.250%                12.875%
Mortgage Rate of ARM Loans                                                 6.746%                      4.990%                10.690%
Original Term (Months)                                                        341                         120                    360
Remaining Term (Months)                                                       340                         116                    360
Seasoning (Months)                                                              1                           0                      8
Credit Score                                                                  649                         500                    817

                                                                                                     Earliest                 Latest
                                                                                                     --------                 ------
Origination Date                                                                                   12/29/2004               8/5/2005
Maturity Date                                                                                        5/1/2015               9/1/2035

------------------------------------------------------------------------------------------------------------------------------------

# of ARM Loans                                                              2,243
Aggregate Outstanding Principal Balance                           $582,746,762.97
Aggregate Original Principal Balance                              $582,911,503.00

                                                                          Average                     Minimum                Maximum
                                                                          -------                     -------                -------
Outstanding Principal Balance                                         $259,806.85                  $40,000.00            $943,640.36
Original Principal Balance                                            $259,880.30                  $40,000.00            $944,000.00

                                                                 Weighted Average                     Minimum                Maximum
                                                                 ----------------                     -------                -------
Margin                                                                     6.341%                      2.000%                 9.750%
Maximum Mortgage Rate                                                     13.244%                      9.925%                17.690%
Minimum Mortgage Rate                                                      6.746%                      4.990%                10.690%
Initial Rate Cap                                                           3.013%                      1.000%                 6.500%
Periodic Rate Cap                                                          1.004%                      1.000%                 2.000%
Months to Next Adjustment                                                      25                           4                     59

------------------------------------------------------------------------------------------------------------------------------------

                                                             Percent of Aggregate                               Percent of Aggregate
Product Type                                                    Principal Balance     Loan Purpose                 Principal Balance
Adjustable Rate                                                             82.41     Cash Out Refinance                       39.25
Fixed Rate Balloon                                                          11.55     Purchase                                 58.40
Fixed Rate                                                                   6.04     Rate/Term Refinance                       2.35
Total:                                                                    100.00%     Total:                                 100.00%

                                                             Percent of Aggregate                               Percent of Aggregate
IO Loan Types                                                   Principal Balance     Lien                         Principal Balance
Non-IO                                                                      76.62     First                                    89.67
ARM IO                                                                      23.38     Second                                   10.33
Total:                                                                    100.00%     Total:                                 100.00%

                                                             Percent of Aggregate                               Percent of Aggregate
Property Type                                                   Principal Balance     Documentation Type           Principal Balance
Single Family Detached                                                      69.77     Stated                                   50.01
PUD                                                                         13.65     Full                                     32.43
Condominium                                                                  8.88     1 Year Income                            14.09
2-4 Family                                                                   6.49     6 Months Bank Statement                   3.46
Townhome                                                                     0.68     Total:                                 100.00%
Single Family Attached                                                       0.36
Condominium Hi-Rise                                                          0.17                               Percent of Aggregate
Total:                                                                    100.00%     Occupancy Status             Principal Balance
                                                                                      Owner Occupied                           94.60
                                                                                      Second Home                               2.87
                                                                                      Investor                                  2.54
                                                                                      Total:                                 100.00%

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Product Types for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Product Types                    Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
6 Month ARM                $1,688,686.01            6           0.24%    $281,447.67     7.357%         359         622      81.91%
2/28 ARM                  226,709,527.49        1,045           32.06     216,946.92      7.064         359         636       80.19
2/28 ARM 5 yr IO          133,497,356.65          425           18.88     314,111.43      6.342         359         670       80.71
2/28 ARM 10 yr IO           8,512,247.30           29            1.20     293,525.77      6.514         358         661       81.55
2/28 ARM 30/40 Balloon    163,727,352.45          552           23.15     296,607.52      6.767         359         638       80.21
3/27 ARM                   11,857,233.13           54            1.68     219,578.39      6.730         359         638       78.16
3/27 ARM 5 yr IO            8,006,702.00           25            1.13     320,268.08      6.165         359         679       81.66
3/27 ARM 10 yr IO           2,267,773.37            7            0.32     323,967.62      6.171         359         666       81.14
3/27 ARM 30/40 Balloon      3,625,499.70           13            0.51     278,884.59      6.460         358         642       80.33
5/25 ARM                    6,617,722.13           33            0.94     200,537.03      6.310         359         655       78.29
5/25 ARM 5 yr IO           11,700,122.83           39            1.65     300,003.15      5.991         359         697       80.51
5/25 ARM 10 yr IO           1,354,717.03            4            0.19     338,679.26      6.357         359         680       80.84
5/25 ARM 30/40 Balloon      3,181,822.88           11            0.45     289,256.63      6.421         359         654       80.94
15/30 Balloon              71,612,988.65        1,129           10.13      63,430.46     10.048         179         665       99.46
30/40 Balloon              10,026,601.71           32            1.42     313,331.30      6.958         359         652       82.22
10 yr Fixed Rate               81,153.04            2            0.01      40,576.52      8.256         117         578       78.68
15 yr Fixed Rate            1,985,544.87           30            0.28      66,184.83      8.044         178         660       79.98
20 yr Fixed Rate            1,004,437.04           15            0.14      66,962.47      8.383         238         656       78.47
30 yr Fixed Rate           39,646,679.54          205            5.61     193,398.44      6.857         359         653       76.58
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Principal Balances for the Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
                                  Aggregate  Number of      Aggregate        Average   Weighted     Average    Weighted    Weighted
Range of Principal                Principal   Mortgage      Principal      Principal    Average   Remaining     Average     Average
Balances ($)                        Balance      Loans        Balance        Balance     Coupon        Term        FICO        CLTV
--------------------------  ---------------   -------   -------------   ------------   --------    --------    --------   ---------
         0.01 to 50,000.00   $17,588,465.60       524           2.49%     $33,565.77     9.975%         191         653      97.05%
   50,000.01 to 100,000.00    56,476,038.51       757            7.99      74,605.07      9.120         242         649       92.49
  100,000.01 to 150,000.00    65,446,222.62       528            9.26     123,951.18      7.784         315         641       84.35
  150,000.01 to 200,000.00    74,623,386.25       421           10.55     177,252.70      7.067         347         639       80.04
  200,000.01 to 250,000.00    76,409,601.03       338           10.81     226,063.91      6.831         358         640       79.77
  250,000.01 to 300,000.00    80,659,197.58       294           11.41     274,351.01      6.705         358         646       79.71
  300,000.01 to 350,000.00    80,019,400.58       246           11.32     325,282.12      6.741         359         647       79.46
  350,000.01 to 400,000.00    65,431,944.86       174            9.25     376,045.66      6.582         359         654       80.26
  400,000.01 to 450,000.00    56,608,323.55       133            8.01     425,626.49      6.662         359         649       81.53
  450,000.01 to 500,000.00    44,716,785.23        94            6.32     475,710.48      6.579         359         666       81.56
  500,000.01 to 550,000.00    25,633,611.16        49            3.63     523,134.92      6.571         359         662       82.21
  550,000.01 to 600,000.00    25,528,426.63        44            3.61     580,191.51      6.554         359         660       80.29
  600,000.01 to 650,000.00    14,422,290.04        23            2.04     627,056.09      6.797         359         680       80.27
  650,000.01 to 700,000.00     7,403,096.65        11            1.05     673,008.79      6.426         359         655       82.21
  700,000.01 to 750,000.00     7,949,162.27        11            1.12     722,651.12      6.355         359         642       81.55
  750,000.01 to 800,000.00     1,578,240.43         2            0.22     789,120.22      7.303         359         675       84.93
  800,000.01 to 850,000.00       828,949.27         1            0.12     828,949.27      7.360         357         612       80.00
  850,000.01 to 900,000.00     2,626,150.00         3            0.37     875,383.33      6.325         359         706       81.66
  900,000.01 to 950,000.00     1,853,268.56         2            0.26     926,634.28      6.877         359         655       74.58
1,000,000.01 or more           1,301,607.00         1            0.18   1,301,607.00      5.625         358         768       65.00
--------------------------  ---------------   -------   -------------   ------------   --------    --------    --------   ---------
Total:                      $707,104,167.82     3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
==========================  ===============   =======   =============   ============   ========    ========    ========   =========

----------------------
(1) The average Principal Balance of the Mortgage Loans as of the Statistical Cut-off Date was approximately $193,409.24.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Gross Mortgage Rates for the Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Range of Current               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Gross Mortgage Rates(%)          Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
-----------------------  ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
  4.501 to  5.000          $1,176,960.00            3           0.17%    $392,320.00     4.996%         359         704      80.00%
  5.001 to  5.500          26,558,203.63           77            3.76     344,911.74      5.386         358         676       78.80
  5.501 to  6.000         102,593,323.25          352           14.51     291,458.30      5.843         358         667       79.16
  6.001 to  6.500         143,803,899.40          520           20.34     276,545.96      6.317         358         655       79.40
  6.501 to  7.000         170,611,982.33          660           24.13     258,503.00      6.801         358         653       80.14
  7.001 to  7.500          91,442,017.55          386           12.93     236,896.42      7.313         358         641       81.02
  7.501 to  8.000          56,950,471.88          292            8.05     195,035.86      7.796         355         620       81.57
  8.001 to  8.500          26,316,661.48          178            3.72     147,846.41      8.264         327         627       85.40
  8.501 to  9.000          21,162,808.93          183            2.99     115,643.76      8.818         296         612       86.53
  9.001 to  9.500          14,073,564.67          156            1.99      90,215.16      9.391         237         649       94.64
  9.501 to 10.000          19,638,406.45          316            2.78      62,146.86      9.896         195         657       98.10
 10.001 to 10.500          11,686,751.19          182            1.65      64,212.92     10.383         185         650       98.68
 10.501 to 11.000          13,123,054.06          199            1.86      65,945.00     10.863         181         639       99.01
 11.001 to 11.500           4,488,829.01           92            0.63      48,791.62     11.377         179         639       98.96
 11.501 to 12.000           2,107,686.44           37            0.30      56,964.50     11.950         179         627       98.31
 12.001 to 12.500           1,218,380.06           20            0.17      60,919.00     12.427         181         612       99.34
 12.501 to 13.000             151,167.49            3            0.02      50,389.16     12.801         179         607      100.00
-----------------------  ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
=======================  ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Cut-off Date was approximately 7.096%.

Combined Loan-to-Value Ratios for the Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Range of Combined              Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Loan-to-Value Ratios(%)          Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
10.01 to  15.00               $82,414.92            2           0.01%     $41,207.46     8.709%         202         606      12.18%
15.01 to  20.00               109,932.33            1            0.02     109,932.33      8.425         359         545       20.00
20.01 to  25.00               269,826.46            3            0.04      89,942.15      7.644         359         596       23.81
25.01 to  30.00               295,733.60            2            0.04     147,866.80      6.529         359         635       26.71
30.01 to  35.00               436,792.48            5            0.06      87,358.50      7.237         340         669       33.42
35.01 to  40.00             1,235,887.61            8            0.17     154,485.95      7.264         358         608       36.92
40.01 to  45.00             1,301,299.61            8            0.18     162,662.45      6.635         339         600       42.43
45.01 to  50.00             2,684,991.68           11            0.38     244,090.15      6.872         359         593       47.37
50.01 to  55.00             4,360,812.85           22            0.62     198,218.77      6.812         354         609       52.94
55.01 to  60.00             8,752,528.93           41            1.24     213,476.32      6.791         354         601       58.28
60.01 to  65.00            10,702,513.62           41            1.51     261,036.92      6.682         353         631       63.39
65.01 to  70.00            20,516,370.39           77            2.90     266,446.37      7.006         359         607       68.95
70.01 to  75.00            34,470,583.51          120            4.87     287,254.86      6.962         359         619       74.01
75.01 to  80.00           413,906,410.62        1,629           58.54     254,086.19      6.613         359         659       79.88
80.01 to  85.00            39,901,670.32          159            5.64     250,953.90      6.925         357         622       84.19
85.01 to  90.00            59,697,217.74          245            8.44     243,662.11      7.047         356         642       89.55
90.01 to  95.00            39,452,729.03          207            5.58     190,592.89      7.784         338         634       94.48
95.01 to 100.00            68,926,452.12        1,075            9.75      64,117.63      9.966         183         666       99.95
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Combined Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Cut-off Date was approximately 82.07%.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Credit Bureau Risk Scores(1) for the Mortgage Loans(2)

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Range of Credit Scores           Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
500 to 519                $13,764,101.61           65           1.95%    $211,755.41     8.307%         359         510      74.42%
520 to 539                  8,921,431.85           47            1.26     189,817.70      8.051         358         529       75.27
540 to 559                 13,602,566.16           71            1.92     191,585.44      7.761         359         551       78.90
560 to 579                 26,530,788.86          118            3.75     224,837.19      7.500         358         571       79.33
580 to 599                 53,457,092.90          333            7.56     160,531.81      7.121         346         590       80.34
600 to 619                 92,941,189.47          535           13.14     173,721.85      7.254         340         609       82.26
620 to 639                 97,135,951.02          511           13.74     190,089.92      7.108         339         629       81.70
640 to 659                106,210,407.27          545           15.02     194,881.48      7.045         336         649       83.00
660 to 679                101,385,985.96          481           14.34     210,781.68      6.935         339         669       83.40
680 to 699                 65,891,643.82          324            9.32     203,369.27      6.907         335         688       82.80
700 to 719                 45,362,522.27          227            6.42     199,834.90      6.884         334         707       83.42
720 to 739                 33,868,250.30          169            4.79     200,403.85      6.802         335         729       82.57
740 to 759                 26,860,947.66          133            3.80     201,962.01      6.940         335         748       83.07
760 to 779                 11,837,769.64           49            1.67     241,587.14      6.968         336         768       81.43
780 to 799                  7,636,662.25           38            1.08     200,964.80      6.791         333         787       83.92
800 to 819                  1,696,856.78           10            0.24     169,685.68      6.881         335         808       79.85
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.
(2) The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Cut-off Date was approximately 649.

Original Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Original Term (months)           Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
120                           $81,153.04            2           0.01%     $40,576.52     8.256%         117         578      78.68%
180                        73,598,533.52        1,159           10.41      63,501.75      9.994         179         665       98.94
240                         1,004,437.04           15            0.14      66,962.47      8.383         238         656       78.47
360                       632,420,044.22        2,480           89.44     255,008.08      6.756         359         648       80.11
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Remaining Term to Stated Maturity for the Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Range of Remaining             Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Terms (months)                   Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
 61 to 120                    $81,153.04            2           0.01%     $40,576.52     8.256%         117         578      78.68%
121 to 180                 73,598,533.52        1,159           10.41      63,501.75      9.994         179         665       98.94
181 to 240                  1,004,437.04           15            0.14      66,962.47      8.383         238         656       78.47
301 to 360                632,420,044.22        2,480           89.44     255,008.08      6.756         359         648       80.11
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Cut-off Date was approximately 340 Months.

IO Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
IO Term (months)                 Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
No IO                    $541,765,248.64        3,127          76.62%    $173,254.00     7.334%         334         642      82.46%
60                        153,204,181.48          489           21.67      313300.98      6.305         359         673       80.74
120                        12,134,737.70           40            1.72      303368.44      6.432         359         664       81.40
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Property Types of Mortgaged Properties for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Property Type                    Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Single Family Detached   $493,350,213.27        2,564          69.77%    $192,414.28     7.090%         340         646      81.99%
PUD                        96,505,586.40          492           13.65     196,149.57      7.131         338         651       82.22
Condominium                62,818,867.25          385            8.88     163,165.89      7.059         336         661       83.16
2-4 Family                 45,913,332.59          175            6.49     262,361.90      7.090         343         674       81.28
Townhome                    4,781,444.34           22            0.68     217,338.38      7.174         350         622       83.60
Single Family Attached      2,533,923.97           12            0.36     211,160.33      7.722         353         566       76.47
Condominium Hi-Rise         1,200,800.00            6            0.17     200,133.33      7.333         342         695       81.57
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Occupancy Status for the Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Occupancy Status                 Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Primary                  $668,893,038.00        3,444          94.60%    $194,219.81     7.080%         339         648      82.02%
Secondary                  20,279,867.76          122            2.87     166,228.42      7.218         338         693       84.79
Investment                 17,931,262.06           90            2.54     199,236.25      7.535         357         668       80.85
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Loan Purpose                     Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Purchase                 $412,944,077.60        2,362          58.40%    $174,828.14     7.219%         332         665      83.65%
Cash Out Refi             277,551,601.51        1,211           39.25     229,192.07      6.925         351         627       79.68
Rate/Term Refi             16,608,488.71           83            2.35     200,102.27      6.910         348         633       82.58
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Credit Grade Categories for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Credit Grade                     Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
AA                       $390,249,498.51        1,924          55.19%    $202,832.38     6.949%         337         686      83.08%
A                         189,758,721.35        1,061           26.84     178,848.94      7.178         338         624       82.20
A-                         60,500,140.57          353            8.56     171,388.50      7.067         346         600       80.77
B+                         30,551,107.67          144            4.32     212,160.47      7.538         358         570       80.31
B                          29,953,711.12          147            4.24     203,766.74      7.845         358         540       74.70
C                           6,090,988.60           27            0.86     225,592.17      8.306         358         556       70.49
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Documentation Type for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
                               Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Documentation Type               Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Stated                   $353,642,333.41        1,770          50.01%    $199,797.93     7.312%         336         662      81.54%
Full                      229,331,407.33        1,347           32.43     170,253.46      6.930         344         632       82.74
1 Year Income              99,647,544.22          429           14.09     232,278.66      6.747         344         647       82.00
6 Months Bank
Statement                  24,482,882.86          110            3.46     222,571.66      6.948         340         637       83.59
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Original Prepayment Penalty Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Prepayment Period              Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Original Term (months)           Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
No Prepayment Penalty    $245,399,759.03        1,384          34.70%    $177,311.96     7.365%         334         653      83.39%
6                             288,000.00            1            0.04      288000.00      7.625         359         658       80.00
12                         27,916,584.74          119            3.95      234593.15      6.876         343         658       79.99
24                        376,666,844.61        1,866           53.27      201857.90      6.981         342         645       81.90
36                         56,832,979.44          286            8.04      198716.71      6.801         348         657       78.52
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Geographic                     Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
Distribution                     Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Alabama                      $105,769.60            2           0.01%     $52,884.80     6.464%         263         645      70.08%
Arizona                    19,392,794.28          123            2.74     157,664.99      7.241         339         660       83.70
Arkansas                      233,082.45            4            0.03      58,270.61      8.203         294         666       80.32
California                331,872,803.98        1,269           46.93     261,523.09      6.906         340         656       81.35
Colorado                    3,914,123.70           29            0.55     134,969.78      7.087         335         651       82.54
Connecticut                11,951,005.56           65            1.69     183,861.62      7.253         340         641       83.48
Delaware                    1,448,169.88            9            0.20     160,907.76      7.542         343         615       82.59
District of Columbia        2,317,608.09           11            0.33     210,691.64      7.503         349         591       79.39
Florida                    44,317,565.33          288            6.27     153,880.44      7.538         343         635       82.61
Georgia                     4,748,028.19           45            0.67     105,511.74      7.442         339         642       83.40
Idaho                       2,168,581.52           17            0.31     127,563.62      6.557         342         644       80.64
Illinois                   22,471,304.16          149            3.18     150,814.12      7.170         341         649       83.27
Indiana                       292,028.02            3            0.04      97,342.67      7.982         359         584       89.04
Iowa                          101,899.68            2            0.01      50,949.84      6.230         323         668       84.00
Kansas                      1,182,994.33           11            0.17     107,544.94      8.169         340         607       86.90
Kentucky                      358,003.27            7            0.05      51,143.32      7.729         328         614       84.95
Louisiana                   3,581,195.19           46            0.51      77,852.07      7.510         336         641       84.46
Maine                       1,766,312.99           12            0.25     147,192.75      7.000         349         675       85.58
Maryland                   30,781,931.75          149            4.35     206,590.15      7.249         341         642       82.10
Massachusetts              21,985,400.63          108            3.11     203,568.52      6.802         341         648       80.22
Michigan                    2,091,108.21           21            0.30      99,576.58      7.636         346         597       82.57
Minnesota                   2,960,823.17           13            0.42     227,755.63      7.208         339         670       84.58
Mississippi                 1,634,325.38           16            0.23     102,145.34      7.947         357         609       90.36
Missouri                    2,056,620.09           20            0.29     102,831.00      7.682         331         611       83.40
Montana                       847,288.15            8            0.12     105,911.02      7.234         344         629       80.01
Nebraska                      118,632.71            2            0.02      59,316.36      9.701         297         607       90.14
Nevada                     14,841,908.14           95            2.10     156,230.61      7.182         339         654       82.47
New Hampshire               3,473,217.23           22            0.49     157,873.51      7.260         336         633       84.62
New Jersey                 25,002,135.36          128            3.54     195,329.18      7.194         343         640       82.10
New Mexico                    986,680.15           13            0.14      75,898.47      7.984         341         605       83.43
New York                   37,859,200.12          166            5.35     228,067.47      6.911         341         647       82.24
North Carolina              3,159,779.62           25            0.45     126,391.18      7.577         334         652       83.61
Ohio                        2,297,283.34           24            0.32      95,720.14      7.355         349         616       86.76
Oklahoma                    1,398,488.95           14            0.20      99,892.07      7.916         340         617       86.16
Oregon                      2,167,993.10           15            0.31     144,532.87      6.862         339         618       82.97
Pennsylvania                6,061,115.33           57            0.86     106,335.36      7.194         340         634       82.10
Rhode Island                3,777,617.55           22            0.53     171,709.89      7.138         342         636       83.10
South Carolina              2,118,317.15           17            0.30     124,606.89      7.755         332         682       86.34
Tennessee                   2,600,627.98           33            0.37      78,806.91      7.302         343         611       82.14
Texas                      22,779,725.11          240            3.22      94,915.52      7.613         333         639       83.63
Utah                        1,586,698.69           13            0.22     122,053.75      7.444         345         635       81.32
Vermont                       621,771.69            4            0.09     155,442.92      7.097         348         683       86.37
Virginia                   35,597,390.71          163            5.03     218,388.90      7.515         336         648       82.05
Washington                 23,439,413.56          150            3.31     156,262.76      6.963         337         652       83.11
West Virginia                 261,306.59            3            0.04      87,102.20      7.967         350         597       84.66
Wisconsin                   2,218,345.10           22            0.31     100,833.87      7.535         341         645       86.30
Wyoming                       155,752.04            1            0.02     155,752.04      7.750         358         617       95.00
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $707,104,167.82        3,656         100.00%    $193,409.24     7.096%         340         649      82.07%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Gross Margins for the Adjustable Rate Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
Range of Gross                 Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Margins (%)                    Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(ARMs Only)                      Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
 1.501 to  2.000             $252,000.00            1           0.04%    $252,000.00     5.990%         359         686      92.00%
 4.001 to  4.500           17,243,402.93           89            2.96     193,746.10      6.850         359         651       80.96
 4.501 to  5.000            9,309,646.97           27            1.60     344,801.74      5.567         359         672       76.65
 5.001 to  5.500           67,865,624.08          228           11.65     297,656.25      6.151         359         661       79.29
 5.501 to  6.000          106,860,499.95          387           18.34     276,125.32      6.273         359         651       79.17
 6.001 to  6.500          155,550,402.78          566           26.69     274,824.03      6.667         359         650       79.51
 6.501 to  7.000          132,706,760.78          525           22.77     252,774.78      6.988         359         647       80.62
 7.001 to  7.500           52,725,857.52          224            9.05     235,383.29      7.375         359         633       82.86
 7.501 to  8.000           35,276,980.28          172            6.05     205,098.72      7.919         359         617       84.14
 8.001 to  8.500            3,603,821.94           15            0.62     240,254.80      7.796         359         602       85.07
 8.501 to  9.000            1,052,905.76            5            0.18     210,581.15      8.171         359         588       89.66
 9.001 to  9.500              115,847.00            2            0.02      57,923.50      9.862         358         539       87.87
 9.501 to 10.000              183,012.98            2            0.03      91,506.49      8.837         358         509       69.71
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Cut-off Date was approximately 6.341%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
Range of Maximum               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Gross Mortgage Rates(%)        Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(ARMs Only)                      Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
  9.501 to 10.000            $240,000.00            1           0.04%    $240,000.00     6.925%         359         701      80.00%
 10.501 to 11.000             267,540.92            1            0.05     267,540.92      7.875         358         598       80.00
 11.001 to 11.500           1,176,960.00            3            0.20     392,320.00      4.996         359         704       80.00
 11.501 to 12.000          26,371,888.75           76            4.53     346,998.54      5.387         359         676       78.95
 12.001 to 12.500          94,796,888.62          323           16.27     293,488.82      5.841         359         665       79.48
 12.501 to 13.000         131,591,807.55          474           22.58     277,619.85      6.314         359         654       79.71
 13.001 to 13.500         155,528,585.35          589           26.69     264,055.32      6.798         359         653       80.50
 13.501 to 14.000          82,103,667.73          330           14.09     248,798.99      7.310         359         640       80.96
 14.001 to 14.500          51,900,164.95          248            8.91     209,274.86      7.785         359         621       81.47
 14.501 to 15.000          20,242,130.77           96            3.47     210,855.53      8.239         359         607       82.68
 15.001 to 15.500          12,281,370.05           66            2.11     186,081.36      8.756         359         570       79.47
 15.501 to 16.000           4,280,193.99           20            0.73     214,009.70      9.306         359         553       84.48
 16.001 to 16.500           1,427,747.60           12            0.25     118,978.97      9.644         358         546       80.96
 16.501 to 17.000             383,879.76            3            0.07     127,959.92     10.074         359         517       77.80
 17.501 to 18.000             153,936.93            1            0.03     153,936.93     10.690         358         513       70.00
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Cut-off Date was approximately 13.244%.

Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
Range of Minimum               Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Gross Mortgage Rates           Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(%) (ARMs Only)                  Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
  4.501 to  5.000          $1,176,960.00            3           0.20%    $392,320.00     4.996%         359         704      80.00%
  5.001 to  5.500          26,371,888.75           76            4.53     346,998.54      5.387         359         676       78.95
  5.501 to  6.000          94,372,291.88          322           16.19     293,081.65      5.840         359         666       79.52
  6.001 to  6.500         132,416,404.29          476           22.72     278,185.72      6.314         359         654       79.68
  6.501 to  7.000         155,243,445.91          587           26.64     264,469.24      6.798         359         652       80.49
  7.001 to  7.500          82,956,433.08          334           14.24     248,372.55      7.312         359         640       80.96
  7.501 to  8.000          51,776,369.01          248            8.88     208,775.68      7.792         359         620       81.35
  8.001 to  8.500          20,380,841.72           96            3.50     212,300.43      8.250         359         608       83.26
  8.501 to  9.000          11,806,370.05           65            2.03     181,636.46      8.775         359         568       78.97
  9.001 to  9.500           4,375,039.58           21            0.75     208,335.22      9.301         359         553       83.91
  9.501 to 10.000           1,441,902.01           12            0.25     120,158.50      9.685         358         545       81.64
 10.001 to 10.500             274,879.76            2            0.05     137,439.88     10.227         359         514       80.90
 10.501 to 11.000             153,936.93            1            0.03     153,936.93     10.690         358         513       70.00
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Cut-off Date was approximately 6.746%.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Wachovia Mortgage Loan Trust
Asset-Backed Certificates,
Series 2005-WMC1
$695,000,000 (approximate)
--------------------------------------------------------------------------------

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
Initial Periodic Rate          Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Cap (%)                        Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(ARMs Only)                      Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
1.000                      $3,253,023.74           15           0.56%    $216,868.25     7.101%         358         638      79.88%
1.500                       8,280,591.78           41            1.42     201,965.65      7.180         358         626       78.00
2.000                         270,000.00            1            0.05     270,000.00      6.625         358         663       82.00
3.000                     557,727,058.70        2,143           95.71     260,255.28      6.755         359         646       80.34
3.300                         264,700.87            1            0.05     264,700.87      6.525         358         732       77.00
5.000                      12,293,959.86           40            2.11     307,349.00      5.986         359         698       80.58
6.500                         657,428.02            2            0.11     328,714.01      6.387         358         705       80.00
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Cut-off Date was approximately 3.013%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
Subsequent Periodic            Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Rate Cap (%)                   Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(ARMs Only)                      Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
1.000                    $580,166,593.26        2,234          99.56%    $259,698.56     6.742%         359         647      80.32%
1.500                         855,838.10            2            0.15     427,919.05      6.899         358         686       80.00
2.000                       1,724,331.61            7            0.30     246,333.09      8.161         358         598       77.64
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Cut-off Date was approximately 1.004%.

Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                        Percentage of
Range of                                                     Loans by                              Weighted
Months to Next                 Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Adjustment Date                Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(ARMs Only)                      Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
 1 to  6                   $1,688,686.01            6           0.29%    $281,447.67     7.357%         359         622      81.91%
13 to 18                      220,000.00            1            0.04     220,000.00      6.800         354         609       88.00
19 to 24                  532,226,483.89        2,050           91.33     259,622.68      6.783         359         646       80.34
25 to 30                       96,677.81            1            0.02      96,677.81      7.425         352         596       80.00
31 to 36                   25,660,530.39           98            4.40     261,842.15      6.463         359         654       79.81
55 to 60                   22,854,384.87           87            3.92     262,694.08      6.165         359         678       79.95
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans(1)

                                                        Percentage of
                                                             Loans by                              Weighted
Next Interest Rate             Aggregate    Number of       Aggregate        Average   Weighted     Average    Weighted    Weighted
Adjustment Date                Principal     Mortgage       Principal      Principal    Average   Remaining     Average     Average
(ARMs Only)                      Balance        Loans         Balance        Balance     Coupon        Term        FICO        CLTV
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
January 2006                 $714,906.64            2           0.12%    $357,453.32     6.941%         358         607      90.00%
February 2006                 973,779.37            4            0.17     243,444.84      7.662         359         633       75.97
March 2007                    220,000.00            1            0.04     220,000.00      6.800         354         609       88.00
April 2007                     59,760.69            1            0.01      59,760.69      7.875         355         644       80.00
May 2007                    1,287,785.01            5            0.22     257,557.00      6.697         356         686       79.06
June 2007                   9,534,645.67           39            1.64     244,478.09      7.188         357         636       80.54
July 2007                 116,995,462.44          470           20.08     248,926.52      6.858         358         643       80.32
August 2007               401,566,670.08        1,523           68.91     263,668.20      6.752         359         646       80.32
September 2007              2,782,160.00           12            0.48     231,846.67      6.733         360         657       84.60
January 2008                   96,677.81            1            0.02      96,677.81      7.425         352         596       80.00
June 2008                   1,263,296.22            6            0.22     210,549.37      6.984         357         629       84.27
July 2008                   6,493,533.69           27            1.11     240,501.25      6.584         358         645       78.08
August 2008                17,903,700.48           65            3.07     275,441.55      6.383         359         659       80.13
June 2010                     295,999.83            1            0.05     295,999.83      6.500         357         643       75.00
July 2010                   5,012,726.21           21            0.86     238,701.25      6.290         358         670       80.07
August 2010                17,545,658.83           65            3.01     269,933.21      6.123         359         681       79.99
----------------------   ---------------   ----------   -------------    -----------    -------    --------    --------   ---------
Total:                   $582,746,762.97        2,243         100.00%    $259,806.85     6.746%         359         647      80.31%
======================   ===============   ==========   =============    ===========    =======    ========    ========   =========

----------------------
(1) The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Cut-off Date is 25 months.

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